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                                                                    EXHIBIT 23.3


                                     ARTHUR
                                    ANDERSEN


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountas, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated September 17, 1996 included in Zanart Entertainment Incorporated Form 10-KSB for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.


                                   /s/ Arthur Anderson, LLP
                                   ----------------------------
                                   ARTHUR ANDERSEN LLP


Los Angeles, California
November 21, 1996